Exhibit 99.1

REPORT OF THE DIRECTORS AND

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 JANUARY 2010

FOR

CITYSYNC LIMITED

CITYSYNC LIMITED

CONTENTS OF THE CONSOLIDATED FINANCIAL STATEMENTS
for the year ended 31 January 2010

CITYSYNC LIMITED

COMPANY INFORMATION
for the year ended 31 January 2010

DIRECTORS:	Mr N Bekooy
Mr L J Noble
Mr F Thomson

SECRETARY:	Mr L J Noble

REGISTERED OFFICE:	CityPark
Swiftfields
Welwyn Garden City
Hertfordshire
AL7 1LY

REGISTERED NUMBER:	03791347 (England and Wales)

AUDITORS:	Raffingers Stuart
Chartered Certified Accountants
Registered Auditors
19-20 Bourne Court
Southend Road
Woodford Green
Essex
IG8 8HD

CITYSYNC LIMITED

REPORT OF THE DIRECTORS
for the year ended 31 January 2010

The directors present their report with the financial statements of the company and the group for the year ended 31 January 2010.

PRINCIPAL ACTIVITY
The principal activity of the group in the year under review was that of the development of automatic number plate recognition software.

DIRECTORS
The directors shown below have held office during the whole of the period from 1 February 2009 to the date of this report.

Mr N Bekooy
Mr L J Noble
Mr F Thomson

STATEMENT OF DIRECTORS’ RESPONSIBILITIES
The directors are responsible for preparing the Report of the Directors and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that period. In preparing these financial statements, the directors are required to:

-	select suitable accounting policies and then apply them consistently;
-	make judgements and accounting estimates that are reasonable and prudent;
-	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company’s and the group’s transactions and disclose with reasonable accuracy at any time the financial position of the company and the group and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

STATEMENT AS TO DISCLOSURE OF INFORMATION TO AUDITORS
So far as the directors are aware, there is no relevant audit information (as defined by Section 418 of the Companies Act 2006) of which the group’s auditors are unaware, and each director has taken all the steps that he ought to have taken as a director in order to make himself aware of any relevant audit information and to establish that the group’s auditors are aware of that information.

This report has been prepared in accordance with the special provisions of Part 15 of the Companies Act 2006 relating to small companies.

ON BEHALF OF THE BOARD:

/s/ F. Thomson

Mr F Thomson - Director

26 May 2010

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF
CITYSYNC LIMITED

We have audited the financial statements of Citysync Limited for the year ended 31 January 2010 on pages four to twelve. The financial reporting framework that has been applied in their preparation is applicable law and the Financial Reporting Standard for Smaller Entities (effective April 2008) (United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities).

This report is made solely to the company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in a Report of the Auditors and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors
As explained more fully in the Statement of Directors’ Responsibilities set out on page two, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board’s Ethical Standards for Auditors.

Scope of the audit of the financial statements
An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the group’s and the parent company’s circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements.

Opinion on financial statements
In our opinion:

-	the financial statements give a true and fair view of the state of the group’s and of the parent company’s affairs as at 31 January 2010 and of the group’s loss for the year then ended;
-	the group financial statements have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities; and
-	have been prepared in accordance with the requirements of the Companies Act 2006.

Opinion on other matter prescribed by the Companies Act 2006
In our opinion the information given in the Report of the Directors for the financial year for which the financial statements are prepared is consistent with the financial statements.

Matters on which we are required to report by exception
We have nothing to report in respect of the following matters where the Companies Act 2006 requires us to report to you if, in our opinion:

-	adequate accounting records have not been kept by the parent company, or returns adequate for our audit have not been received from branches not visited by us; or
-	the parent company financial statements are not in agreement with the accounting records and returns; or
-	certain disclosures of directors’ remuneration specified by law are not made; or
-	we have not received all the information and explanations we require for our audit; or
-	the directors were not entitled to prepare the financial statements and the Report of the Directors in accordance with the small companies regime.

/s/ T. Beeharry

Mr T Beeharry (Senior Statutory Auditor)
for and on behalf of Raffingers Stuart
Chartered Certified Accountants
Registered Auditors
19-20 Bourne Court
Southend Road
Woodford Green
Essex
IG8 8HD

27 May 2010

CITYSYNC LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT
for the year ended 31 January 2010

	Notes	£

TURNOVER		4,724,630

Cost of sales		2,326,770

GROSS PROFIT		2,397,860

Administrative expenses		2,397,758

OPERATING PROFIT	2	102

Settlement of patent lawsuit	3	(56,278)
Legal costs for patent lawsuit	3	(18,759)
Patents and licences written off	3	(136,387)

		(211,424)

Interest payable and similar charges		41,427

LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION		(252,749)

Tax on loss on ordinary activities	4	(21,358)

LOSS FOR THE FINANCIAL YEAR AFTER TAXATION		(231,391)

The notes form part of these financial statements

CITYSYNC LIMITED

CONSOLIDATED BALANCE SHEET
31 January 2010

	Notes	£	£

FIXED ASSETS
Intangible assets	6		192,332
Tangible assets	7		121,924
Investments	8		—

			314,256

CURRENT ASSETS
Stocks		466,100
Debtors	9	1,298,264
Cash at bank and in hand		1,439

		1,765,803
CREDITORS
Amounts falling due within one year	10	1,550,786

NET CURRENT ASSETS			215,017

TOTAL ASSETS LESS CURRENT LIABILITIES			529,273

CREDITORS
Amounts falling due after more than one year	11		299,710

NET ASSETS			229,563

CAPITAL AND RESERVES
Called up share capital	14		15,000
Profit and loss account	15		214,563

SHAREHOLDERS’ FUNDS			229,563

The financial statements have been prepared in accordance with the special provisions of Part 15 of the Companies Act 2006 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective April 2008).

The financial statements were approved by the Board of Directors on 26 May 2010 and were signed on its behalf by:

/s/ F. Thomson

Mr F Thomson - Director

The notes form part of these financial statements

CITYSYNC LIMITED

COMPANY BALANCE SHEET
31 January 2010

	Notes	£	£

FIXED ASSETS
Intangible assets	6		192,332
Tangible assets	7		120,893
Investments	8		938

			314,163

CURRENT ASSETS
Stocks		377,297
Debtors	9	1,567,260
Cash at bank and in hand		1,423

		1,945,980
CREDITORS
Amounts falling due within one year	10	1,531,249

NET CURRENT ASSETS			414,731

TOTAL ASSETS LESS CURRENT LIABILITIES			728,894

CREDITORS
Amounts falling due after more than one year	11		299,710

NET ASSETS			429,184

CAPITAL AND RESERVES
Called up share capital	14		15,000
Profit and loss account	15		414,184

SHAREHOLDERS’ FUNDS			429,184

The financial statements have been prepared in accordance with the special provisions of Part 15 of the Companies Act 2006 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective April 2008).

The financial statements were approved by the Board of Directors on 26 May 2010 and were signed on its behalf by:

/s/ F. Thomson

Mr F Thomson - Director

The notes form part of these financial statements

CITYSYNC LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
for the year ended 31 January 2010

1.	ACCOUNTING POLICIES

Accounting convention
The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

Turnover
Turnover represents net invoiced sales of goods, excluding value added tax.

Intangible fixed assets
Development costs are being written off over four years.

Tangible fixed assets
Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life or, if held under a finance lease, over the lease term, whichever is the shorter.

Improvements to property	- over the period of the leases
Plant and machinery	- 25% on reducing balance
Fixtures and fittings	- 25% on reducing balance
Motor vehicles	- 25% on reducing balance
Computer equipment	- 25% on reducing balance

Stocks
Stocks are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

Deferred tax
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

Foreign currencies

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of transaction. Exchange differences are taken into account in arriving at the operating result.

Hire purchase and leasing commitments

Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives or the lease term, whichever is the shorter.

The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of the future payments is treated as a liability.

Rentals paid under operating leases are charged to the profit and loss account on a straight line basis over the period of the lease.

Pension costs and other post-retirement benefits
The group operates a defined contribution pension scheme. Contributions payable to the group’s pension scheme are charged to the profit and loss account in the period to which they relate.

2.	OPERATING LOSS

The operating loss is stated after charging:

£
Depreciation - owned assets	29,969
Depreciation - assets on hire purchase contracts	10,466
Development costs amortisation	64,111
Auditors’ remuneration	5,000
Foreign exchange differences	22,704

Directors’ remuneration and other benefits etc	280,800

3.	EXCEPTIONAL ITEMS

A provision of £56,278 has been made at the balance sheet date for settlement of a patent lawsuit in USA. A provision of £18,759 has also been made for legal costs relating to this matter.

Patents and licence costs to the value of £136,387 were written off during the year.

Page 7	continued…

CITYSYNC LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - continued
for the year ended 31 January 2010

4.	TAXATION

Analysis of the tax credit
The tax credit on the loss on ordinary activities for the year was as follows:

£
Current tax:
UK corporation tax	(29,102)
US tax	7,744

Tax on loss on ordinary activities	(21,358)

5.	LOSS OF PARENT COMPANY

As permitted by Section 408 of the Companies Act 2006, the profit and loss account of the parent company is not presented as part of these financial statements. The parent company’s loss for the financial year was £(59,602).

6.	INTANGIBLE FIXED ASSETS

Group
	Patents and licences £	Development costs £	Totals £
COST
At 1 February 2009	117,138	425,213	542,351
Additions	46,549	30,489	77,038
Disposals	(163,687)	—	(163,687)

At 31 January 2010	—	455,702	455,702

AMORTISATION
At 1 February 2009	27,300	199,259	226,559
Amortisation for year	—	64,111	64,111
Eliminated on disposal	(27,300)	—	(27,300)

At 31 January 2010	—	263,370	263,370

NET BOOK VALUE
At 31 January 2010	—	192,332	192,332

At 31 January 2009	89,838	225,954	315,792

Company
	Patents and licences £	Development costs £	Totals £
COST
At 1 February 2009	117,138	425,213	542,351
Additions	46,549	30,489	77,038
Disposals	(163,687)	—	(163,687)

At 31 January 2010	—	455,702	455,702

AMORTISATION
At 1 February 2009	27,300	199,259	226,559
Amortisation for year	—	64,111	64,111
Eliminated on disposal	(27,300)	—	(27,300)

At 31 January 2010	—	263,370	263,370

NET BOOK VALUE
At 31 January 2010	—	192,332	192,332

At 31 January 2009	89,838	225,954	315,792

Page 8	continued…

CITYSYNC LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - continued
for the year ended 31 January 2010

7.	TANGIBLE FIXED ASSETS

Group
	Improvements to property £	Plant and machinery £	Fixtures and fittings £
COST
At 1 February 2009	42,864	157,657	18,862
Additions	19,327	—	7,189

At 31 January 2010	62,191	157,657	26,051

DEPRECIATION
At 1 February 2009	22,937	113,548	15,626
Charge for year	6,780	11,521	2,942

At 31 January 2010	29,717	125,069	18,568

NET BOOK VALUE
At 31 January 2010	32,474	32,588	7,483

At 31 January 2009	19,927	44,109	3,236

	Motor vehicles £	Computer equipment £	Totals £
COST
At 1 February 2009	7,093	56,768	283,244
Additions	35,884	8,045	70,445

At 31 January 2010	42,977	64,813	353,689

DEPRECIATION
At 1 February 2009	292	38,927	191,330
Charge for year	12,243	6,949	40,435

At 31 January 2010	12,535	45,876	231,765

NET BOOK VALUE
At 31 January 2010	30,442	18,937	121,924

At 31 January 2009	6,801	17,841	91,914

Fixed assets, included in the above, which are held under hire purchase contracts are as follows:

			Motor vehicles £
COST
Additions			35,884

At 31 January 2010			35,884

DEPRECIATION
Charge for year			10,466

At 31 January 2010			10,466

NET BOOK VALUE
At 31 January 2010			25,418

Page 9	continued…

CITYSYNC LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - continued
for the year ended 31 January 2010

7.	TANGIBLE FIXED ASSETS - continued

Company
	Improvements to property £	Plant and machinery £	Fixtures and fittings £
COST
At 1 February 2009	42,864	157,657	18,862
Additions	19,327	—	7,189

At 31 January 2010	62,191	157,657	26,051

DEPRECIATION
At 1 February 2009	22,937	113,548	15,626
Charge for year	6,780	11,521	2,942

At 31 January 2010	29,717	125,069	18,568

NET BOOK VALUE
At 31 January 2010	32,474	32,588	7,483

At 31 January 2009	19,927	44,109	3,236

	Motor vehicles £	Computer equipment £	Totals £
COST
At 1 February 2009	7,093	56,768	283,244
Additions	35,884	6,671	69,071

At 31 January 2010	42,977	63,439	352,315

DEPRECIATION
At 1 February 2009	292	38,927	191,330
Charge for year	12,243	6,606	40,092

At 31 January 2010	12,535	45,533	231,422

NET BOOK VALUE
At 31 January 2010	30,442	17,906	120,893

At 31 January 2009	6,801	17,841	91,914

Fixed assets, included in the above, which are held under hire purchase contracts are as follows:

			Motor vehicles £
COST
Additions			35,884

At 31 January 2010			35,884

DEPRECIATION
Charge for year			10,466

At 31 January 2010			10,466

NET BOOK VALUE
At 31 January 2010			25,418

Page 10	continued…

CITYSYNC LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - continued
for the year ended 31 January 2010

8.	FIXED ASSET INVESTMENTS

Company	Shares in group undertakings £

COST
Additions	938

At 31 January 2010	938

NET BOOK VALUE
At 31 January 2010	938

The group or the company’s investments at the balance sheet date in the share capital of companies include the following:

Subsidiary

Citysync Technologies Inc
Country of incorporation: United States of America
Nature of business: Number plate recognition software
	%
Class of shares:	holding
Common stock	100.00
		£
Aggregate capital and reserves		(194,288)
Loss for the year		(167,393)

9.	DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	Group £	Company £
Trade debtors	1,188,523	1,112,127
Amounts owed by group undertakings	—	347,881
Other debtors	109,741	107,252

	1,298,264	1,567,260

10.	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	Group £	Company £
Bank loans and overdrafts	571,133	571,133
Hire purchase contracts	4,710	4,710
Trade creditors	629,974	617,085
Taxation and social security	74,113	67,465
Other creditors	270,856	270,856

	1,550,786	1,531,249

11.	CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

	Group	Company
	£	£
Hire purchase contracts	4,710	4,710
Other creditors	295,000	295,000

	299,710	299,710

Page 11	continued...

CITYSYNC LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - continued
for the year ended 31 January 2010

12.	OPERATING LEASE COMMITMENTS

The following operating lease payments are committed to be paid within one year:

	Group £	Company £
Expiring:
Within one year	1,379	1,379
Between one and five years	74,054	74,054
In more than five years	50,000	50,000

	125,433	125,433

13.	SECURED DEBTS

The following secured debts are included within creditors:

	Group £	Company £
Hire purchase contracts	9,420	9,420

14.	CALLED UP SHARE CAPITAL

Allotted, issued and fully paid:
Number:	Class:	Nominal value:	£
15,000	Ordinary	£1	15,000

15.	RESERVES

Group
Profit and loss account £

At 1 February 2009	445,954
Deficit for the year	(231,391)

At 31 January 2010	214,563

Company
Profit and loss account £

At 1 February 2009	473,786
Deficit for the year	(59,602)

At 31 January 2010	414,184

16.	RELATED PARTY DISCLOSURES

The group was controlled throughout the current year by the directors, Mr N Bekooy, Mr L J Noble and Mr F Thomson, by virtue of their ownership of 60% of the issued share capital. At the balance sheet date the company owed the directors £60,000.

At the balance sheet date the group owed £235,000 to shareholders controlling the remaining 40% of the issued share capital.

CITYSYNC LIMITED

CONSOLIDATED TRADING AND PROFIT AND LOSS ACCOUNT
for the year ended 31 January 2010

	£	£
Turnover
Sales	4,516,647
Export sales	207,983
		4,724,630

Cost of sales
Opening stock	174,898
Purchases	2,617,972

	2,792,870
Closing stock	(466,100)
		2,326,770

GROSS PROFIT		2,397,860

Expenditure
Hire of plant and machinery	5,251
Rent and rates	43,077
Insurance	43,822
Light and heat	3,815
Repairs to property	4,417
Directors’ salaries	280,800
Directors’ pensions paid	17,861
Wages	869,467
Social security	141,961
Sales promotion	109,242
Telephone	43,828
Post and stationery	19,156
Travelling and entertainment	202,717
Motor expenses	127,472
Maintenance and repairs	8,305
Cleaning	955
Refreshments	6,383
Sundry expenses	2,380
Recruitment expenses	18,966
Training costs	105
Accountancy	52,301
Legal and professional	49,918
Auditors’ remuneration	5,000
Subscriptions and donations	3,439
Foreign exchange losses	22,704
Commission paid	59,642
Bad debts	84,390
		2,227,374

		170,486

Finance costs
Bank charges	65,838
Bank interest	66
Loan interest	37,367
Hire purchase	1,038
Other interest	2,956
		107,265

Carried forward		63,221

This page does not form part of the statutory financial statements

CITYSYNC LIMITED

CONSOLIDATED TRADING AND PROFIT AND LOSS ACCOUNT
for the year ended 31 January 2010

	£	£
Brought forward	63,221

Depreciation
Development costs	64,111
Improvements to property	6,780
Plant and machinery	11,521
Fixtures and fittings	2,942
Motor vehicles	12,243
Computer equipment	6,949
		104,546

		(41,325)

Exceptional items
Settlement of patent lawsuit	56,278
Legal costs for patent lawsuit	18,759
Patents and licences written off	136,387
		211,424

NET LOSS		(252,749)

This page does not form part of the statutory financial statements